UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2011

THE CORPORATE EXECUTIVE BOARD COMPANY
 (Exact name of registrant as specified in its charter)

Delaware	001-34849	52-2056410
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 North Lynn Street, Arlington, Virginia	22209
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (571) 303-3000

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(d) This current report on Form 8-K/A updates information provided on a Form 8-K, filed June 10, 2011, in which The Corporate Executive Board Company (the “Company”) reported voting results from its 2011 Annual Meeting of Stockholders (“Annual Meeting”) held June 9, 2011, including, without limitation, the voting results for the non-binding advisory vote regarding the frequency of future advisory votes on executive compensation. At the Company’s Annual Meeting, a majority of the votes cast by stockholders were in favor of an annual advisory vote to approve executive compensation. After considering the matter, the Board of Directors of the Company determined that it will include an annual advisory vote on executive compensation in the Company’s proxy materials, consistent with the preference of the Company’s stockholders as represented by their votes at the annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company

Date: June 22, 2011

By: /s/ Richard S. Lindahl
Richard S. Lindahl
Chief Financial Officer